SUPPLEMENT DATED MARCH 3, 2009 TO THE PROSPECTUS
                                DATED MAY 1, 2008
                       (EXCLUDING THE CLASS I PROSPECTUS)
                                       FOR
                       SELIGMAN CASH MANAGEMENT FUND, INC.

                                  (the "Fund")


The section entitled "Check Redemption Service" under "Shareholder Information -- How to Sell Shares" in the Fund's Prospectus is hereby superseded and replaced with the following information:

Check Redemption Service. Effective March 6, 2009, the Fund will not establish the Check Redemption Service for Class B, Class C or Class R Fund accounts. For those Class B, Class C and Class R Fund accounts currently utilizing the Check Redemption Service, this service will be terminated effective May 1, 2009. The Check Redemption Service will continue to be available to Class A shareholders. For Class B, Class C and Class R Fund accounts that utilize the Check Redemption Service, Seligman Data Corp. (SDC) will continue to honor check redemptions provided that SDC receives the intermediary's request for payment on or before April 30, 2009. After April 30, 2009, SDC will reject an intermediary's request for payment in connection with a Class B, Class C and Class R Fund account. Neither SDC nor the Fund can guarantee that SDC will receive the request for payment on any checks you write against your Class B, Class C or Class R Fund account by April 30, 2009. Please note that if you own Class A shares that were bought at net asset value (NAV) because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to a contingent deferred sales charge (CDSC). If you own Class C or Class R shares, you may use this service only with respect to shares that you have held for at least one year.